SUPPLEMENT DATED FEBRUARY 6, 2006

TO

PROSPECTUS DATED MAY 2, 2005

FOR

FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT D

The fifth paragraph of the Distribution of Policy section is deleted and replaced with the following:

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.